Supplement dated July 2, 2025
to the Prospectus and Summary Prospectus of each of the following funds:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Acorn European Fund	5/1/2025
Columbia Acorn Fund	5/1/2025
Columbia Acorn International	5/1/2025
Columbia Acorn International Select	5/1/2025
Columbia Thermostat Fund	5/1/2025
On June 26, 2025, the Funds' Board of Trustees approved a Novation of Management Agreement pursuant to which all rights, duties and obligations under the Funds' current Management Agreement with Columbia Wanger Asset Management, LLC (CWAM) will transfer to its parent company Columbia Management Investment Advisers, LLC (Columbia Management) on or about July 7, 2025 (the Effective Date). Columbia Management is currently the sub-administrator of the Funds and is the investment adviser of each of the other Columbia funds. The services provided to, and management fees paid by, the Funds will not change as a result of this transfer and the current portfolio managers of the Funds will continue to manage the Funds after the transition.
As of the Effective Date, all references in each Fund's Prospectus and Summary Prospectus to CWAM as the Investment Manager and the Administrator of the Funds are replaced with Columbia Management as the Investment Manager and the Administrator of the Funds, and all references to Columbia Management as Sub-Administrator are deleted. In addition, the following change is hereby made to each Fund's Prospectus.
The first paragraph under the heading “Primary Service Provider Contracts – The Investment Manager” in the “More Information About the Fund" section of each Fund's Prospectus is hereby superseded and replaced with the following:
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
The rest of the section remains the same.
Additionally, as of the Effective Date, the changes described below are hereby made to the Prospectus and Summary Prospectus, as applicable, for each of Columbia Acorn Fund and Columbia Thermostat Fund.
For Columbia Acorn Fund, the following changes are hereby made to the Fund’s Prospectus and Summary prospectus.
The portfolio manager information under the heading “Fund Management” in the “Summary of the Fund” section of the Fund’s Prospectus and in the Summary Prospectus is hereby replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Erika K. Maschmeyer, CFA	Senior Portfolio Manager	Portfolio Manager	Portfolio Manager since 2019; Service with the Fund since 2016
The rest of the section remains the same.
The portfolio manager information under the “More Information About the Fund — Primary Service Provider Contracts — Portfolio Manager” subsection of the Fund's Prospectus is hereby replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Erika K. Maschmeyer, CFA	Senior Portfolio Manager	Portfolio Manager	Portfolio Manager since 2019; Service with the Fund since 2016
Ms. Maschmeyer has been associated with the Investment Manager or one of its affiliates since 2016. Ms. Maschmeyer began her investment career in 2001 and earned a B.A. from Denison University and an M.B.A from the University of Chicago.
The rest of the section remains the same.
SUP000_00_172_(07/25)

For Columbia Thermostat Fund, the following changes are hereby made to the Fund’s Prospectus.
The biographical information for Mr. Rivas and Mr. Lorenzen that appears under the “More Information About the Fund — Primary Service Provider Contracts — Portfolio Managers” subsection of the Prospectus is hereby replaced with the following:
Mr. Rivas joined Columbia Management in 2017. Mr. Rivas began his investment career in 2009 and earned a B.S. from Georgia Institute of Technology and a Master in Finance degree from Princeton University.
Mr. Lorenzen joined Columbia Management in 2012. Mr. Lorenzen began his investment career in 2012 and earned a B.S. from the University of Wisconsin - Madison and an M.S. from the University of Wisconsin - Milwaukee.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

SUP000_00_172_(07/25)